Delaware Group Adviser Funds
Delaware Diversified Income Fund

Supplement to the Fund's Prospectuses
dated February 25, 2005

Delaware Group Equity Funds I
Delaware Balanced Fund

Supplement to the Fund's Prospectuses
dated February 25, 2005

Delaware Group Government Fund
Delaware American Government Bond Fund

Supplement to the Fund's Prospectuses
dated November 24, 2004

Delaware Inflation Protected Bond Fund

Supplement to the Fund's Prospectuses
dated December 1, 2004 (as revised May 2, 2005)

Delaware Group Income Funds
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

Supplement to the Funds' Prospectuses
dated September 30, 2004

Delaware Group Limited-Term Government Funds
Delaware Limited-Term Government Fund

Supplement to the Fund's Prospectuses
dated April 29, 2005

(each, a "Fund")

On August 18, 2005, the Board of Trustees of Delaware Group Adviser Funds, Delaware Group Equity Funds I, Delaware Group Government Fund, Delaware Group Income Funds and Delaware Group Limited-Term Government Funds unanimously voted to approve changes to the investment strategies and policies of Delaware American Government Bond Fund, Delaware Balanced Fund, Delaware Corporate Bond Fund, Delaware Diversified Income Fund, Delaware Extended Duration Bond Fund, Delaware Inflation Protected Bond Fund and Delaware Limited-Term Government Fund. The following changes are effective as of 60 days after the date of this Supplement.

The following amends the section "The securities we typically invest in-Interest rate swap and index swap agreements":
Securities	How we use them

Interest rate swap, index swap and credit default swap agreements: In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust a Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that a Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

The following supplements or amends the information in the section "The risks of investing in the Fund(s)":
Risks	How we strive to manage them

Derivatives Risk is the possibility that a Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives.

The following amends the information in the section "The risks of investing in the Fund-Liquidity Risk" for Delaware American Government Bond Fund, Delaware Inflation Protected Bond Fund and Delaware Limited-Term Government Fund:
Risks	How we manage them
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.

We limit the percentage of the portfolio that can be invested in illiquid securities.

U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available. Therefore, liquidity risk may not be a significant risk for this Fund.

This supplement is dated October 26, 2005.